UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the
☐	Definitive Proxy Statement		Commission Only (as permitted
☒	Definitive Additional Materials		by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to § 240.14a-12

REXAHN PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of
Proxy Materials for the Shareholder Meeting
To Be Held on June 14, 2010

Meeting Information

REXAHN PHARMACEUTICALS, INC.	Meeting Type: Annual Meeting
For holders as of: 04/26/2010
Date: 06/14/2010 Time: 10:00 a.m. EDT
Location: Rexahn Pharmaceuticals Inc.
15245 Shady Grove Road
Rockville, MD 20850

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement	2. Annual Report/Form 10-K

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
Or, visit:  www.rexahn.com  under the “Investor Relations” link.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*.	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 24, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote in Person:  If you choose to vote these shares in person at the meeting, you must request a “legal proxy.”    To do so, please following the instructions at www.proxyvote.com or request a Paper copy of the materials, which will contain the appropriate instructions.  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

The Board of Directors recommends you vote "FOR" the following proposal(s):

1.	Election of five directors.

Nominees
01	Chang H. Ahn
02	Charles Beever
03	Kwang Soo Cheong
04	Tae Heum Jeong
05	David McIntosh

The Board of Directors recommends you vote "FOR" the following proposal(s):

2.	Ratification of the selection of ParenteBeard LLC as the company's independent registered public accounting firm for the 2010 fiscal year.

Note:	Such other business as may properly come before the meeting or any adjournment thereof.